UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      Consolidated Natural Gas Company
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:
                                June 11, 1999
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Notes:

Outside panels:

VOTE MERGER
CNG logo signature
Our records show that you have not voted yet. Your vote is important.
VOTE TODAY.

Inside panels:

CNG/Dominion Merger
Q.
Why is this merger good for CNG stockholders?
Why is this merger good for me?
A.
Because, you'll double your dividend if you choose stock.*
Because, you'll get $66.60 for each CNG share if you choose cash.*

Your Board of Directors voted unanimously for this merger.
CNG management supports it.
We strongly urge you to vote for the merger.

If you have any questions, or need assistance in voting your shares, please call our proxy solicitor.

INNISFREE M&A INCORPORATED
toll-free at 1-888-750-5835.

* As a result of limitations and possible proration described in the joint proxy statement/prospectus previously mailed to you, the amount of cash and stock received by you may differ from your actual election. For more detailed information, please refer to the joint proxy statement/prospectus.

                       CONSOLIDATED NATURAL GAS COMPANY
      Proxy Solicited on Behalf of the Board of Directors of the Company
           For the Special Meeting of Stockholders on June 30, 1999

The undersigned hereby appoints G.A. Davidson, Jr., D.M. Westfall and S.E. Williams, and each or any of them, proxies with full power of substitution to vote the stock of the undersigned, as directed hereon, at the Special Meeting of Stockholders of CONSOLIDATED NATURAL GAS COMPANY to be held at Tappan Hill, 81 Highland Avenue, Tarrytown, New York, 10591 at 9:30 a.m. (Eastern Time) and at any adjournment thereof. According to the By-Laws, no matters other than the stated proposal may be considered at this Special Meeting.

Please specify your choice by marking the appropriate box, SEE REVERSE SIDE. When properly executed, this proxy will be voted in accordance with your instructions, or, IF YOU GIVE NO INSTRUCTIONS, this proxy will be voted
FOR Item 1.

Change of Address
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If you have written in the above space, please
mark the Change of Address box on the reverse side of the card.

SEE REVERSE SIDE

[X] Please mark vote as in this example.

            The Board of Directors recommends a vote "FOR" Item 1.

1. Approval and adoption of the Agreement and Plan of Merger with Dominion Resources, Inc.

                         For      Against      Abstain
                         [_]        [_]          [_]

[_]  Will Attend Special Meeting

[_]  Change of Address
     (see reverse side)

                                       Dated:                         , 1999
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                                           Signature


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                                       Signature if held jointly

                                       NOTE: Please sign exactly as name
                                       appears hereon. Joint owners should
                                       each sign. When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give full title as
                                       such.